EXHIBIT 99.1

EBITDA represents net income before interest, taxes, depreciation and amortization.  EBITDA is presented here because Sierra Pacific Resources (the “Company”) considers it a supplemental measure of its performance and believes debt-holders frequently use EBITDA to analyze operating performance and debt service capacity.  EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our operating results as reported under GAAP.  Some of these limitations are:

•	EBITDA does not reflect cash expenditures, or future requirements for capital expenditures, or contractual commitments;

•	EBITDA does not reflect changes in, or cash requirements for, working capital needs;

•	EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debts;

•
Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements; and

•	Other companies in this industry may calculate EBITDA differently than we do, which will limit its usefulness as a comparative measure.

Because of these limitations, the Company’s management relies primarily on our GAAP results as a measure of the Company’s performance and uses EBITDA on a supplemental basis.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Sierra Pacific Resources
EBITDA
	Six Months ended June 30,				Year ended December 31,						LTM June 30,
	2008		2007		2007		2006		2005		2008
Net Income Applicable to Common Stock	$60,192		$41,361		$197,295		$277,451		$82,237		$216,126

Interest charges	135,804		140,286		279,788		311,088		284,927		275,306
Income taxes	33,735		22,547		87,555		145,605		43,118		98,743
Depreciation and amortization	126,411		115,911		235,532		228,875		214,662		246,032

EBITDA	$356,142		$320,105		$800,170		$963,019		$624,944		$836,207

EBITDA/Interest Expense	2.62	x	2.28	x	2.86	x	3.10	x	2.19	x	3.04	x
Debt/EBITDA	12.53	x	13.75	x	5.31	x	4.16	x	6.20	x	5.34	x

Sierra Pacific Resources

Net interest expense	$135,804		$140,286		$279,788		$311,088		$284,927		$275,306

Long-Term debt	$4,451,781		$4,291,833		$4,137,864		$4,001,542		$3,817,122		$4,451,781
Current maturities of long term debt	10,298		109,092		110,285		8,348		58,909		10,298
Total Debt	$4,462,079		$4,400,925		$4,248,149		$4,009,890		$3,876,031		$4,462,079

Nevada Power Company
EBITDA
	Six Months ended June 30,				Year ended December 31,						LTM June 30,
	2008		2007		2007		2006		2005		2008
Net Income	$41,146		$28,186		$165,694		$224,540		$132,734		$178,654

Interest charges	82,461		88,260		174,667		176,612		134,657		168,868
Income taxes	22,519		14,573		78,352		117,510		63,995		86,298
Depreciation and amortization	82,953		74,594		152,139		141,585		124,098		160,498

EBITDA	$229,079		$205,613		$570,852		$660,247		$455,484		$594,318

EBITDA/Interest Expense	2.78	x	2.33	x	3.27	x	3.74	x	3.38	x	3.52	x
Debt/EBITDA	11.67	x	12.95	x	4.44	x	3.61	x	4.88	x	4.50	x

Nevada Power Company

Net interest expense	$82,461		$88,260		$174,667		$176,612		$134,657		$168,868

Long-Term debt	$2,664,929		$2,655,630		$2,528,141		$2,380,139		$2,214,063		$2,664,929
Current maturities of long term debt	8,636		7,449		8,642		5,948		6,509		8,636
Total Debt	$2,673,565		$2,663,079		$2,536,783		$2,386,087		$2,220,572		$2,673,565

Sierra Pacific Power Company
EBITDA
	Six Months ended June 30,				Year ended December 31,						LTM June 30,
	2008		2007		2007		2006		2005		2008
Net Income	$35,133		$31,976		$65,667		$57,709		$52,074		$68,824

Interest charges	32,466		30,237		60,735		71,506		69,067		62,964
Income taxes	18,138		13,539		26,009		27,829		28,379		30,608
Depreciation and amortization	43,458		41,317		83,393		87,279		90,569		85,534

EBITDA	$129,195		$117,069		$235,804		$244,323		$240,089		$247,930

EBITDA/Interest Expense	3.98	x	3.87	x	3.88	x	3.42	x	3.48	x	3.94	x
Debt/EBITDA	9.78	x	10.14	x	5.03	x	4.39	x	4.14	x	5.10	x

Sierra Pacific Power Company

Net interest expense	$32,466		$30,237		$60,735		$71,506		$69,067		$62,964

Long-Term debt	$1,261,788		$1,085,764		$1,084,550		$1,070,858		$941,804		$1,261,788
Current maturities of long term debt	1,662		101,643		101,643		2,400		52,400		1,662
Total Debt	$1,263,450		$1,187,407		$1,186,193		$1,073,258		$994,204		$1,263,450